-1- Exhibit 10.2 AMENDMENT This Amendment (this “Amendment”) is made and entered into as of July 23, 2025 by and among Sadot Group Inc., a Nevada corporation (the “Borrower”) and Jennifer Black (the “Lender”). WHEREAS, the Lender acknowledges that the Borrower is seeking to engage in a public offering with ThinkEquity LLC as underwriter which is expected to close in June 2025 (the “Subsequent Financing”); WHEREAS, the Lender extended credit to the Borrower as evidenced by that certain Promissory Note, dated October 22, 2024, as amended on April 25, 2025, in the aggregate principal amount of $937,500 (together with any notes issued in exchange therefor or replacement thereof, as the same may be amended, supplemented, restated or otherwise modified from time to time, the “ Note”); WHEREAS, the Borrower and the Lender desire to amend the Notes to, among other things (i) extend out the Maturity Date from July 18, 2025 until December 31, 2025, (ii) remove the ability of the Lender to convert the Note into shares of common stock and (iii) agree to use a portion of the proceeds from the Subsequent Financing to pay down a portion of the aggregate principal and accrued but unpaid interest and other amounts due and payable under the Note. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Note. 2. Extension of Maturity Date of the Notes. The reference in the introductory paragraph of the Note to July 18, 2025 as the “Maturity Date” is hereby amended such that the Maturity Date of the Note shall be December 31, 2025. 3. Deletion of Article IV of the Note. Article IV of the Note is deleted in its entirety. 4. Prepayment Upon Subsequent Financing. Section 2.2 is hereby added to the Note in its entirety as follows: “2.2 Prepayment Upon Subsequent Financing. Upon completion of the Subsequent Financing, then the Borrower shall use the net proceeds from the Subsequent Financing to repay the then-outstanding principal amount of this Note in an amount equal to the lesser of (i) $156,000 or (ii) 5% of the net proceeds of the Subsequent Financing. 5. Not a Novation. This Agreement is a modification only and not a novation. This Agreement is to be considered attached to the Note and made a part thereof.

-2- 6. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Borrower and the Lender of counterpart signatures to this Amendment duly executed and delivered by both parties. 7. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Note, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Note, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Note. 8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by e-mail (e.g., “pdf” or “tiff”) or fax transmission shall be effective as delivery of a manually executed counterpart of this Amendment. 9. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. [Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written. SADOT GROUP INC. By: /s/Haggai Ravid Name: Haggai Ravid Title: Chief Executive Officer By: /s/ Jennifer Black Name: Jennifer Black